Exhibit 99.1

LKQ Corporation Enters Into Definitive Agreement to Acquire Uni-Select Inc.

•Compelling strategic fit, enhancing LKQ’s existing business
•Expected to generate approximately US$55 million run-rate cost synergies and incremental revenue upside opportunities
•Strong ongoing commitment by LKQ to maintain investment grade credit ratings
•Uni-Select shareholders to receive C$48.00 per share entirely in cash, providing them with immediate liquidity and certainty of value
•Purchase price represents a 19.2% premium to Uni-Select's closing share price on February 24, 2023 and 20.7% to Uni-Select’s trailing 20-day volume-weighted average price

Chicago, IL and Boucherville, Quebec (February 27, 2023) -- LKQ Corporation (Nasdaq:LKQ) (“LKQ”) and Uni-Select Inc. (TSX:UNS) (“Uni-Select”) today announced that they have entered into a definitive agreement for LKQ to acquire all of Uni-Select's issued and outstanding shares for C$48.00 per share in cash, representing a total enterprise value of approximately C$2.8 billion (US$2.1 billion) (the “Transaction”).

Founded in Boucherville, Québec, Canada in 1968, Uni-Select is a leader in the distribution of automotive refinish and industrial coatings and related products in North America through its FinishMaster segment, in the automotive aftermarket parts business in Canada through its Canadian Automotive Group segment and in the U.K. through its GSF Car Parts segment. With over 5,200 employees, 15 distribution centers and 400+ branches, Uni-Select supports over 70,000 customers annually across the United States, Canada, and the U.K.

“This acquisition further enhances LKQ’s global automotive vehicle parts distribution business,” stated Dominick Zarcone, President and Chief Executive Officer of LKQ Corporation. “Uni-Select’s North American automotive refinish paint and mechanical parts distribution operations complement LKQ’s existing footprint and will allow us to distribute a broader array of products to our customers. We look forward to welcoming Uni-Select’s employees to the LKQ team. Importantly, we believe that our combined efforts will create tremendous long-term value for our customers, shareholders, employees, and other stakeholders as we continue to focus on our operational excellence initiatives.” Mr. Zarcone added: “We are also pleased that the acquisition will allow LKQ to build a significant presence in Québec, including Uni-Select’s Boucherville, Québec head office, expanding upon LKQ’s already existing business operations in that province.”

Brian McManus, Executive Chair and Chief Executive Officer of Uni-Select, commented “The transaction offers compelling value and liquidity to our shareholders and is the culmination of the efforts by our dedicated team to improve our operations and drive efficiencies with a focus on excellent customer service. We see great opportunities to benefit our customers, employees, suppliers and brands by combining our complementary strengths within the larger, multi-disciplinary and growing LKQ team.”

Transaction Highlights

•Compelling strategic fit. The addition of Uni-Select will enhance LKQ’s business and drive profitable growth
•Complements existing North American paint distribution operations. Uni-Select’s FinishMaster business improves LKQ’s scale and product mix to compete in this attractive and growing segment with minimal integration risk
•Scaled entry into mechanical parts. Uni-Select’s Canadian Automotive Group provides a scaled position in the attractive Canadian mechanical parts space, with opportunity for future consolidation and growth
•Significant cost synergies. The Transaction is expected to generate approximately US$55 million of annual run-rate cost synergies by the third year following closing, plus incremental revenue and margin opportunities across the Uni-Select and LKQ businesses

Financial Highlights

•The Transaction price of C$48.00 per share represents a premium of 19.2% to Uni-Select’s closing share price on February 24, 2023 and 20.7% to Uni-Select’s trailing 20-day volume-weighted average price.

•LKQ expects the Transaction to be accretive to its Adjusted EPS in the first year following closing.

•LKQ intends to fund the Transaction through a combination of cash on hand and new debt. At closing, LKQ expects to have total leverage of approximately 2.4x.

•Consistent with its ongoing strong commitment to maintaining investment grade ratings, LKQ will prioritize de-leveraging and intends to remain highly disciplined with regard to additional M&A activity.

•LKQ has secured bridge financing commitments from Bank of America and Wells Fargo. The Transaction is not subject to a financing condition.

Uni-Select Board Recommendation

After consultation with its outside financial and legal advisors and after receipt of the unanimous recommendation of a Special Committee of the Board of Directors, the Uni-Select Board of Directors has unanimously approved the Transaction and unanimously recommends that Uni-Select shareholders vote in favor of the Transaction.

Each of TD Securities Inc. (“TD Securities”), as exclusive financial advisor to Uni-Select, and RBC Dominion Securities Inc. (“RBC Capital Markets”), as financial advisor to the Special Committee, has provided a fairness opinion to the Uni-Select Board of Directors and the Special Committee, respectively, for which RBC Capital Markets will receive a fixed fee that is not dependent on completion of the Transaction, to the effect that, as of the date thereof, and based upon and subject to the assumptions, limitations and qualifications stated in such opinions, the consideration to be received by Uni-Select shareholders under the Transaction is fair, from a financial point of view, to such shareholders.

Transaction Details, Timing to Close and Approvals

The Transaction will be implemented by way of a plan of arrangement under the Business Corporations Act (Québec) and is expected to close in the second half of 2023, subject to customary conditions, including the receipt of anti-trust clearances in Canada, the U.S. and the U.K., approval under the Investment Canada Act, Uni-Select shareholder approval, and court approval.

In connection with the Transaction, LKQ will undertake a process to divest GSF Car Parts U.K., Uni-Select’s U.K. based mechanical parts distribution business.

Required Uni-Select shareholder approval for the Transaction will consist of (i) two-thirds of the votes cast on the Transaction at a special meeting of Uni-Select shareholders, and (ii) a majority of the votes cast on the Transaction at such meeting, excluding any shares held by funds managed by each of Birch Hill Equity Partners and EdgePoint Investment Group. LKQ has entered into voting and support agreements with each of the directors and executive officers of Uni-Select who own more than 1,000 shares, as well as Birch Hill Equity Partners and EdgePoint Investment Group, who collectively represent approximately 20% of Uni-Select’s outstanding shares, pursuant to which such parties have agreed to vote all shares held by them in favor of the Transaction, subject to customary exceptions.

A copy of the Arrangement Agreement will be publicly filed by LKQ at www.sec.gov and Uni-Select under its profile at www.sedar.com. Additional information regarding the Transaction, the terms of the Arrangement Agreement, the background to the Transaction, the rationale for the recommendations made by the Special Committee and the Board of Directors of Uni-Select and how Uni-Select shareholders can participate in and vote at the Uni-Select special meeting will be contained in a management proxy circular that Uni-Select will prepare, file and mail to Uni-Select shareholders in advance of the Uni-Select special meeting, which will also be made available on SEDAR under Uni-Select’s profile at www.sedar.com. Shareholders are urged to read these and other relevant materials when they become available.

Advisors

BofA Securities and Wells Fargo Securities are acting as financial advisors, and Wachtell, Lipton, Rosen & Katz, Davies Ward Phillips & Vineberg LLP, and Slaughter and May are acting as legal counsel, to LKQ Corporation. TD Securities is acting as exclusive financial advisor to Uni-Select and RBC Capital Markets is acting as financial advisor to the Special Committee of Uni-Select. Fasken Martineau DuMoulin LLP, Latham & Watkins, and Linklaters are acting as legal counsel to Uni-Select, and Stikeman Elliott LLP is acting as legal counsel to the Special Committee of Uni-Select.

Conference Call Details

LKQ will host a conference call and webcast on February 27, 2023 at 8:00 a.m. Eastern Time (7:00 a.m. Central Time) with members of senior management to discuss the Uni-Select transaction. To access the investor conference call, please dial (888) 330-3494. International access to the call may be obtained by dialing (646) 960-0860. The investor conference call will require you to enter conference ID: 9119400#.

Webcast and Presentation Details

The audio webcast and accompanying slide presentation can be accessed at the Investor Relations section on LKQ’s website (www.lkqcorp.com).

A replay of the conference call will be available by telephone at (800) 770-2030 or (647) 362-9199 for international calls. The telephone replay will require you to enter conference ID: 9119400#. An online replay of the audio webcast will be available on the Company's website. Both formats of replay will be available through March 14, 2023. Please allow approximately two hours after the live presentation before attempting to access the replay.

About LKQ Corporation

LKQ Corporation (www.lkqcorp.com) is a leading provider of alternative and specialty parts to repair and accessorize automobiles and other vehicles. LKQ has operations in North America, Europe and Taiwan. LKQ offers its customers a broad range of OEM recycled and aftermarket parts, replacement systems, components, equipment, and services to repair and accessorize automobiles, trucks, and recreational and performance vehicles.

About Uni-Select

With over 5,200 employees in Canada, the U.S. and the U.K., Uni-Select is a leader in the distribution of automotive refinish and industrial coatings and related products in North America, as well as a leader in the automotive aftermarket parts business in Canada and in the U.K. Uni-Select is headquartered in Boucherville, Québec, Canada, and its shares are traded on the Toronto Stock Exchange under the symbol UNS.

In Canada, Uni-Select supports over 16,000 automotive repair and collision repair shops and more than 4,000 shops through its automotive repair/installer shop banners and automotive refinish banners. Its network includes over 1,000 independent customer locations and more than 95 company-operated stores, many of which operate under the Uni-Select BUMPER TO BUMPER®, AUTO PARTS PLUS® and FINISHMASTER® store banner programs.

In the United States, Uni-Select, through its wholly-owned subsidiary FinishMaster, Inc., operates over 145 automotive refinish company-operated stores under the FINISHMASTER® banner, which supports over 30,000 customers annually.

In the U.K., Uni-Select, through GSF Car Parts, is a major distributor of automotive parts supporting over 20,000 customer accounts with over 175 company-operated stores. www.uniselect.com.

Non-GAAP Financial Measures

This release contains and LKQ management’s presentation on the related conference call will refer to non-GAAP financial measures within the meaning of Regulation G promulgated by the Securities and Exchange Commission. Included with this release are reconciliations of each non-GAAP financial measure with the most directly comparable financial measure calculated in accordance with GAAP.

LKQ Forward Looking Statements

Statements and information included in this press release that are not purely historical are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and are made pursuant to the “safe harbor” provisions of such Act.

Forward-looking statements include, but are not limited to, statements regarding our expectations, intentions, beliefs and strategies regarding the future, including statements regarding trends, cyclicality and changes in the markets we sell into; strategic direction;

changes to procurement processes; the cost of compliance with environmental and other laws; expected tax rates; planned capital expenditures; liquidity positions; ability to generate cash from continuing operations; the potential impact of adopting new accounting pronouncements; expected financial results, including revenue and profitability; obligations under our retirement plans; savings or additional costs from business integrations and cost containment programs; and the adequacy of accruals. These forward looking statements generally include expectations, beliefs, hopes, intentions or strategies regarding our future, including with respect to the proposed transaction described and statements or assumptions regarding the expected timetable for completing the transaction, financial and operating results, benefits and synergies of the transaction, and other statements that are based on management's current beliefs and expectations of the company and the combined businesses. These statements are subject to a number of risks, uncertainties, assumptions and other factors including those identified below. All forward-looking statements are based on information available to us at the time the statements are made, and we assume no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.

You should not place undue reliance on our forward-looking statements. Actual events or results may differ materially from those expressed or implied in the forward-looking statements. The potential risks, uncertainties, assumptions and other factors that could cause actual events or results to differ from the events or results predicted or implied by our forward-looking statements include, among others, risks relating to the receipt of regulatory and shareholder approvals for the transaction and the successful fulfillment or waiver of all other closing conditions without unexpected delays or conditions; the failure to realize, or delays in realizing, growth projections, synergies, cost-savings and other benefits from the transaction; the failure to obtain the financing contemplated to be obtained in connection with the proposed transaction on the expected terms or timing; negative effects of the announcement or completion of the transaction on the businesses, financial performance or trading prices of the parties; competitive responses to the transaction; changes in our cash position or cash requirements for other purposes; fluctuations in the price of our common stock; general market conditions; stockholder response to the previously announced repurchase program; and other factors discussed in our filings with the SEC, including those disclosed under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended December 31, 2022 and any of our subsequent Quarterly Reports on Form 10-Q. These reports are available on our investor relations website at lkqcorp.com and on the SEC website at sec.gov.

Caution Regarding Uni-Select Forward Looking Information

Certain statements made in this press release are forward-looking information within the meaning of Canadian securities laws. All such forward-looking information is made and disclosed in reliance upon the “safe harbour” provisions of applicable Canadian securities laws.

Forward-looking information includes all information and statements regarding Uni-Select's intentions, plans, expectations, beliefs, objectives, future performance, and strategy, as well as any other information or statements that relate to future events or circumstances and which do not directly and exclusively relate to historical facts. Forward-looking statements often, but not always, use words such as “believe”, “estimate”, “expect”, “intend”, “anticipate”, “foresee”, “plan”, “predict”, “project”, “aim”, “seek”, “strive”, “potential”, “continue”, “target”, “may”, “might”, “could”, “should”, and similar expressions and variations thereof. In addition, statements with respect to management expectations in terms of sales, adjusted EBITDA, adjusted EPS or other financial results for 2023 constitute forward-looking information and financial outlook within the meaning of Canadian securities laws.

Forward-looking information is based on Uni-Select’s perception of historic trends, current conditions and expected future developments, as well as other assumptions, both general and specific, that Uni-Select believes are appropriate in the circumstances. Such information is, by its very nature, subject to inherent risks and uncertainties, many of which are beyond the control of Uni-Select, and which give rise to the possibility that actual results could differ materially from Uni-Select’s expectations expressed in, or implied by, such forward-looking information. Uni-Select cannot guarantee that any forward-looking information will materialize, and we caution readers against relying on any forward-looking information.

These risks and uncertainties include, but are not restricted to: risks associated with reduced demand for our products, disruptions of our supplier relationships or of our suppliers’ operations or supplier consolidation, increases in shipping costs, disruption of our customer relationships, competition in the industries in which we do business, the COVID-19 pandemic or other pandemics, reliance on information technology systems, security breaches, information security malfunctions or integration issues, the demand for e-commerce and failure to provide adequate e-commerce solutions, retention of employees, labor costs and availability, union activities and labor and employment laws, failure to realize benefits of acquisitions and other strategic transactions, product liability claims, product recalls, credit risk, termination or reduction of our vendor financing program, loss of right to operate at key locations, failure to implement business initiatives, failure to maintain effective internal controls, macro-economic conditions such as unemployment, inflation, changes in tax policies and uncertain credit markets, operations in foreign jurisdictions, foreign exchange, inability to service our debt or fulfill financial covenants, litigation, changes in legislation or government regulation or policies, compliance with environmental laws and regulations, compliance with privacy laws, global climate change, changes in accounting standards, share price fluctuations, environmental, social and governance activities and reputation and activist investors as well as other risks identified or incorporated by reference in our MD&A for the year ended December 31, 2022 and in other documents that we make public, including our filings with the Canadian Securities Administrators (on SEDAR at www.sedar.com).
Unless otherwise stated, the forward-looking information contained in this press release is made as of the date hereof and Uni-Select disclaims any intention or obligation to publicly update or revise any forward-looking information, whether as a result of new information, future events or otherwise, except as required by applicable law. While we believe that our assumptions on which the forward-looking information is based were reasonable as at the date of this press release, readers are cautioned not to place undue reliance on the forward-looking information.

Furthermore, readers are reminded that forward-looking information is presented for the sole purpose of assisting investors and others in understanding Uni-Select’s expected financial results, as well as our objectives, strategic priorities and business outlook and our anticipated operating environment. Readers are cautioned that such information may not be appropriate for other purposes and should not be relied upon as necessarily being indicative of future financial results.

Further information on the risks that could cause our actual results to differ significantly from our current expectations may be found in the section titled “Risk Management” of our MD&A for the year ended December 31, 2022, which is incorporated by reference in this cautionary statement.

We also caution readers that the above-mentioned risks and the risks disclosed in our MD&A for the year ended December 31, 2022, and other documents and filings are not the only ones that could affect us. Additional risks and uncertainties not currently known to us or that we currently deem to be immaterial could also have a material adverse effect on our business, operating results, cash flows and financial condition.

LKQ Contact
Joseph P. Boutross-LKQ Corporation
Vice President, Investor Relations
jpboutross@lkqcorp.com
(312) 621-2793

Uni-Select Contacts
Investors
Anthony Pagano - Uni-Select Inc.
Chief Financial Officer
anpagano@uniselect.com
Media
Serge Vallieres - National
Director, Corporate Communications
svallieres@National.ca
(438) 372-3575